                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-12

                             Somanetics Corporation
                ________________________________________________
                (Name of Registrant as Specified in its Charter)

                ________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                  __________________________________________________

         (2)      Aggregate number of securities to which transaction applies:
                  __________________________________________________


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  __________________________________________________


         (4)      Proposed maximum aggregate value of transaction:
                  __________________________________________________


         (5)      Total fee paid:
                  __________________________________________________


[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  __________________________________________________

         (2)      Form, Schedule or Registration Statement No.:
                  __________________________________________________

         (3)      Filing Party:
                  __________________________________________________

         (4)      Date Filed:
                  __________________________________________________

                                [SOMANETICS LOGO]

                              1653 EAST MAPLE ROAD
                            TROY, MICHIGAN 48083-4208
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 31, 2004

To the Shareholders of Somanetics Corporation:

         THIS IS OUR NOTICE TO YOU that the annual meeting of shareholders of Somanetics Corporation will be held at the Troy Marriott, 200 W. Big Beaver Road, Troy, Michigan 48084, at 10:00 a.m. eastern standard time on Wednesday, March 31, 2004 for the following purposes:

1. To select one director, to serve until the 2007 annual meeting of shareholders and until his successor is elected and qualified.

2. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record on February 2, 2004 will be entitled to notice of the meeting or any adjournment of the meeting and to vote at the meeting or any adjournment of the meeting.

         All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

         Your attention is called to the attached proxy statement and the accompanying proxy. A copy of our annual report for the fiscal year ended November 30, 2003 accompanies this notice.

                                          By order of the Board of Directors
                                          Bruce J. Barrett
                                          President and Chief Executive Officer

Troy, Michigan
February 13, 2004

                             SOMANETICS CORPORATION
                              1653 EAST MAPLE ROAD
                            TROY, MICHIGAN 48083-4208

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 31, 2004

GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Somanetics Corporation. The proxies are being solicited for use at the 2004 annual meeting of shareholders to be held at the Troy Marriott, 200 W. Big Beaver Road, Troy, Michigan 48084, at 10:00 a.m. eastern standard time on Wednesday, March 31, 2004, and at any adjournment of that meeting. The 2004 annual meeting of shareholders is being held for the purposes described in the notice of annual meeting of shareholders on the prior page. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about February 13, 2004.

 Solicitation

         We will bear the entire cost of soliciting proxies in the enclosed form, including the costs of preparing, assembling, printing and mailing this proxy statement, the accompanying proxy and any additional information we furnish to shareholders. We may supplement our solicitation of proxies by mail with telephone, telegraph, facsimile, e-mail or personal solicitation by our directors, officers or other regular employees. We will not pay any additional compensation to our directors, officers or other regular employees for these services. We will request that brokers, nominees and other similar record holders forward soliciting material, and we will reimburse them upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

 Voting Rights and Outstanding Shares

         Only shareholders of record at the close of business on February 2, 2004 will be entitled to notice of the annual meeting or any adjournment of the meeting and to vote at the annual meeting or any adjournment of the meeting. As of the close of business on February 2, 2004, we had 9,312,680 outstanding common shares, $0.01 par value, the only class of our stock outstanding and entitled to vote.

         Each common share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote, or 4,656,341 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment of the meeting.

 Revocability of Proxies

         A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of revocation to our Secretary or by executing and delivering to our Secretary a later dated proxy. A shareholder's attendance at the meeting will not have the effect of revoking any proxy given by that shareholder unless the shareholder gives written notice of revocation to our Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department.

         Valid proxies in the enclosed form that are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as director of the nominee listed below.

 Principal Holders of Our Voting Securities

         The following table contains information with respect to the beneficial ownership of our common shares as of February 2, 2004 by each person known to us to beneficially own more than 5% of our common shares, our only outstanding class of voting shares:

                                                                                                    PERCENTAGE OF
                                                                     AMOUNT AND NATURE OF           COMMON SHARES
            NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP             OWNED (1)
------------------------------------------------------------         --------------------           -------------
Bruce J. Barrett............................................               937,025 (2)                   9.3%
1653 East Maple Road
Troy, Michigan  48083-4208

BMI Capital Corporation.....................................               865,890 (3)                   9.3%
570 Lexington Ave.
New York, NY  10022

----------------------------
(1)      Based on 9,312,680 common shares outstanding as of February 2, 2004.

(2) Includes 749,533 common shares that Mr. Barrett has the right to acquire within 60 days of February 2, 2004 and 187,492 common shares owned jointly with his wife.

(3) BMI Capital Corporation is an investment advisor having sole power to dispose of the shares shown above as beneficially owned by it, but no voting power over these shares. The information concerning BMI Capital Corporation is based solely on a Schedule 13G, dated January 21, 2004, filed by it with the Securities and Exchange Commission on January 21, 2004. A. Brean Murray, one of our directors until his death on December 25, 2003, was the Chairman of BMI Capital Corporation, and he disclaimed ownership of the shares beneficially owned by it.

                             I. ELECTION OF DIRECTOR

         Our Board of Directors proposes that the person named below as "nominee for election as one of our directors for a three-year term" be elected as one of our directors, to hold office until the annual meeting of shareholders to be held in 2007 and until his successor is elected and qualified. Mr. Barrett was last elected as a director at the 2001 annual meeting of shareholders on February 22, 2001. Effective January 28, 2004, the size of the Board of Directors was reduced to five members. If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed below unless the person giving the proxy withholds authority to vote for this nominee. The nominee listed below has consented to serve if elected. If the nominee is unable or declines to serve, which we do not expect to happen, the proxy holders intend to vote the proxies in accordance with their best judgment for another qualified person.

         The following information is furnished as of February 2, 2004 with respect to our nominee for election as one or our directors, with respect to each person whose term of office as one of our directors will continue after the meeting, with respect to each of our executive officers who is named in the Summary Compensation Table below, and with respect to all of our directors and executive officers as a group:

                                                                              AMOUNT AND    PERCENTAGE
                                                                               NATURE OF        OF
                                               POSITION AND OFFICES          COMMON SHARES    COMMON     TERM
                          DIRECTOR              WITH US AND OTHER            BENEFICIALLY     SHARES      TO
          NAME             SINCE    AGE        PRINCIPAL OCCUPATION              OWNED       OWNED(1)   EXPIRE
          ----             -----    ---        --------------------              -----       --------   ------
                      NOMINEE FOR ELECTION AS ONE OF OUR DIRECTORS FOR A THREE-YEAR TERM

Bruce J. Barrett........    6/94     44  President, Chief Executive            937,025 (2)     9.3%      2007
                                         Officer and a Director

                                         DIRECTORS CONTINUING IN OFFICE

Dr. James I. Ausman.....    6/94     66  Director and Professor                 35,285 (3)      *        2005
                                         of Neurosurgery, University
                                         of Illinois at Chicago, Consultant
                                         for The Tiber Group, Editor
                                         of Surgical Neurology and
                                         Neurosurgeon Consultant

Joe B. Wolfe............   11/01     61  Director, Capital Markets of           20,000 (4)      *        2005
                                         Westminster Securities Corporation

Daniel S. Follis........    4/89     66  Director, President of                 40,700 (5)      *        2006
                                         Verschuren & Follis, Inc. and
                                         President of Follis Corporation

Robert R. Henry.........   12/98     63  Director and President of             329,700 (6)     3.5%      2006
                                         Robert R. Henry & Co., Inc.

                                                                             AMOUNT AND       PERCENTAGE
                                                                              NATURE OF           OF
                                                                            COMMON SHARES       COMMON
                                                                            BENEFICIALLY        SHARES
                              NAME                                              OWNED          OWNED(1)
                              ----                                              -----          --------
                                     OTHER EXECUTIVE OFFICERS

Richard S. Scheuing....................................................      139,508 (7)         1.5%
Dominic J. Spadafore...................................................       35,383 (8)         *
Mary Ann Victor........................................................      122,500 (9)         1.3%
Pamela A. Winters......................................................      155,950 (10)        1.6%
All directors and executive officers as a group (11 persons)...........    2,035,781 (11)       18.9%

----------
* Less than 1%

(1)      Based on 9,312,680 common shares outstanding as of February 2, 2004.

(2) Includes 749,533 common shares that Mr. Barrett has the right to acquire within 60 days of February 2, 2004 and 187,492 common shares owned jointly with his wife.

(3) Includes 22,511 common shares that Dr. Ausman has the right to acquire within 60 days of February 2, 2004, 9,744 common shares owned jointly with his wife, and 3,030 shares held in an individual retirement account over which Dr. Ausman exercises sole voting and investment control.

(4) Includes 20,000 common shares that Mr. Wolfe has the right to acquire within 60 days of February 2, 2004.

(5) Includes 22,500 common shares that Mr. Follis has the right to acquire within 60 days of February 2, 2004. The 40,700 common shares shown above as beneficially owned by Mr. Follis include 8,820 common shares owned by The Infinity Fund, a limited partnership in which Mr. Follis is a 6.068% limited partner and a 50% general partner and which is administered by Verschuren & Follis, Inc., a corporation in which Mr. Follis is a 50% shareholder, a director and the President.

(6) Includes 13,000 common shares that Mr. Henry has the right to acquire within 60 days of February 2, 2004.

(7) Includes 139,508 common shares that Mr. Scheuing has the right to acquire within 60 days of February 2, 2004.

(8) Includes 33,333 common shares that Mr. Spadafore has the right to acquire within 60 days of February 2, 2004 and 2,500 common shares that Mr. Spadafore owns jointly with his spouse.

(9) Includes 117,400 common shares that Ms. Victor has the right to acquire within 60 days of February 2, 2004, 2,000 common shares held by Ms. Victor's husband and 3,100 common shares held by Ms. Victor's husband jointly with his mother.

(10) Includes 155,950 common shares that Ms. Winters has the right to acquire within 60 days of February 2, 2004.

(11) Includes 1,486,015 common shares that all executive officers and directors as a group have the right to acquire within 60 days of February 2, 2004.

BIOGRAPHICAL INFORMATION

         The following is a brief account of the business experience during the past five years of the nominee for our Board of Directors and of each of our directors whose term of office will continue after the meeting:

         Bruce J. Barrett. Mr. Barrett has served as our President and Chief Executive Officer and as one of our directors since June 1994. Mr. Barrett previously served, from June 1993 until May 1994, as the Director, Hospital Products Division for Abbott Laboratories, Ltd., a health care equipment manufacturer and distributor, and from September 1989 until May 1993, as the Director, Sales and Marketing for Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor. While at Abbott Critical Care Systems, Mr. Barrett managed Abbott's invasive oximetry products for approximately four years. From September 1981 until June 1987, he served as the group product manager of hemodynamic monitoring products of Baxter Edwards Critical Care, an affiliate of Baxter International, Inc., another health care equipment manufacturer and distributor. Mr. Barrett received a B.S. degree in marketing from Indiana State University and an M.B.A. degree from Arizona State University. Mr. Barrett is a party to an employment agreement with us that requires us to elect him to the offices he currently holds.

         James I. Ausman, M.D., Ph.D. Dr. Ausman has served as one of our directors since June 1994. Since July 2002, he has served as a consultant for The Tiber Group, a healthcare strategic planning and market research company, and since March 2001 has been a neurosurgeon consultant. He has been Professor of the Department of Neurosurgery at the University of Illinois at Chicago since 1991 and served as its head from 1991 until September 2001. From September 1978 until July 1991, he was Chairman of the Department of Neurosurgery at Henry Ford Hospital in Detroit. From December 1987 until July 1991, he served as Director of the Henry Ford Neurosurgical Institute, also at Henry Ford Hospital. In addition, he was Clinical Professor of Surgery, Section of Neurosurgery at the University of Michigan in Ann Arbor from 1980 until 1991. Dr. Ausman received a B.S. degree in chemistry and biology from Tufts University, a Doctorate of Medicine from Johns Hopkins University School of Medicine, a Masters of Arts in Physiology from the State University of New York at Buffalo, and a Ph.D. in Pharmacology from George Washington University. He has also received graduate training in neurosurgery at the University of Minnesota and has obtained board certification from the American Board of Neurological Surgery. He is now a Visiting Professor of Neurosurgery at the University of California at Los Angeles and editor of Surgical Neurology. He serves as the medical expert for KMIR 6 TV in Palm Desert California and is now attending law school.

         Joe B. Wolfe. Mr. Wolfe has served as one of our directors since November 2001. Pursuant to our License Agreement with CorRestore LLC, we agreed to increase the size of our Board of Directors and add CorRestore LLC's designee as a director. Joe B. Wolfe is CorRestore LLC's designee. Since March 2003 he has served as Director, Capital Markets of Westminster Securities Corporation, an investment banking firm. From March 1998 until March 2003, he served as President and sole proprietor of Wolfe & Company, a financial advisory company. From 1992 to 1998, he was Chief Executive Officer of Frontline Capital, Inc., an NASD-registered broker-dealer. Before 1992, Mr. Wolfe was in the financial services and investment banking industry for 25 years. Mr. Wolfe received a B.S. degree in industrial management from Georgia Institute of Technology.

         Daniel S. Follis. Mr. Follis has served as one of our directors since April 1989. Since 1981, he has served as President of Verschuren & Follis, Inc., which advises and administers The Infinity Fund, a limited partnership that invests in emerging growth companies. Since 1995 he has also served as President of Follis Corporation, a sales and marketing company engaged in media sales, television production, serving as a manufacturer's representative and investment management. Mr. Follis received a B.A. degree in business from Michigan State University.

         Robert R. Henry. Mr. Henry has served as one of our directors since December 1998. He has been President of Robert R. Henry & Co., Inc., a financial consulting and investment firm, since 1989. Mr. Henry has been an advisory director of Morgan Stanley since 1989, and from 1977 through 1989 was a managing director of Morgan Stanley. He is also a director of Middleby Corporation. He received an M.B.A. from Harvard Business School and a B.A. from Williams College.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended November 30, 2003, our Board of Directors held three meetings. Our Board of Directors has determined that each of Messrs. Follis and Henry and Dr. Ausman are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

 Audit Committee

         Our Board of Directors has established a separately-designated, standing Audit Committee that consists of three directors and is established for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. Robert R. Henry (Chairman), James I. Ausman, M.D., Ph.D., and Daniel S. Follis are the current members of this committee. Each of the members of our Audit Committee is independent as independence for audit committee members is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. The Audit Committee:

         - is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including responsibility for the resolution of disagreements between management and the auditor regarding financial reporting; each such registered public accounting firm must report directly to the Audit Committee;

         - ensures that before the independent accountant is engaged by us to render audit or non-audit services, the engagement is approved by the Audit Committee or the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee; this pre-approval authority may be delegated to one or more members of the Audit Committee;

         - takes, or recommends that the full board takes, appropriate action to oversee the independence of our independent accountants;

         - oversees our independent accountants' relationship by discussing with our independent accountants the nature, scope and rigor of the audit process, receiving and reviewing audit and other reports from the independent accountants and providing our independent accountants with full access to the committee and the board to report on any and all appropriate matters;

         - reviews and discusses the audited financial statements and the matters required to be discussed by SAS 61 with management and the independent accountants, including discussions concerning the independent accountant's judgments about the quality of our accounting principles, applications and practices as applied in our financial reporting;

         - recommends to the board whether the audited financial statements should be included in our Annual Report on Form 10-K;

         - reviews with management and the independent accountants the quarterly financial information before we file our Form 10-Qs; this review is performed by the committee or its chairperson;

         - discusses with management and the independent accountants the quality and adequacy of our internal controls;

         - establishes procedures for (1) the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and (2) confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

         - reviews related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and approves all such transactions;

         - discusses with management the status of pending litigation as it pertains to the financial statements and disclosure and other areas of oversight as the committee deems appropriate; and

         -    reports committee activities to the full board.

During the fiscal year ended November 30, 2003, our Audit Committee held six meetings. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this proxy statement.

 Audit Committee Financial Expert

         Our Board of Directors has determined that we have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. Robert R. Henry is our Audit Committee financial expert, and he is independent as independence for audit committee members is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. Mr. Henry's experience that qualifies him as our Audit Committee financial expert includes investment banking experience serving as managing director of Morgan Stanley from 1977 to 1989, corporate securities underwriting experience with Morgan Stanley from 1965 to 1977 and an M.B.A. from Harvard Business School in 1964. See "Biographical Information."

 Audit Committee Report

         Our Audit Committee has:

         - reviewed and discussed our audited financial statements for the fiscal year ended November 30, 2003 with our management;

         - discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as it has been modified or supplemented;

         - received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it has been modified or supplemented; and

         - discussed with our independent accountants our independent accountants' independence.

Based on the review and discussions described above in this paragraph, our Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended November 30, 2003 be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2003 for filing with the Securities and Exchange Commission.

         Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

                                          By the Audit Committee
                                          Robert R. Henry, Chairman
                                          James I. Ausman, M.D., Ph.D.
                                          Daniel S. Follis

 Compensation Committee

         Our Board of Directors has a standing Compensation Committee which consists of three directors. Daniel S. Follis (Chairman), James I. Ausman, M.D., Ph.D. and Robert R. Henry are the current members of this committee. Each of the members of our Compensation Committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation arrangements and plans for senior management, officers and directors of the Company and administers the Company's 1991 Incentive Stock Option Plan and 1997 Stock Option Plan. During the fiscal year ended November 30, 2003, the Compensation Committee held five meetings.

 Nominating Committee

         Our Board of Directors has a standing Nominating Committee which consists of three directors. James I. Ausman, M.D., Ph.D. (Chairman), Robert R. Henry and Daniel S. Follis are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During the fiscal year ended November 30, 2003, the Nominating Committee held no meetings, because it was not formed until December 12, 2003, although on December 12, 2003, it met and recommended Bruce J. Barrett for re-election as a director at this meeting.

         Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement and is also available to shareholders on our website, at http://www.somanetics.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

         The Nominating Committee's policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208. To be timely, the notice must be received at our offices at least 120 days before the anniversary of the mailing of our proxy statement relating to the previous annual meeting of shareholders. The notice must set forth:

         -    with respect to the director candidate,

                  - the candidate's name, age, business address and residence address,

                  -    the candidate's principal occupation or employment,

                  - the number of our common shares beneficially owned by the candidate,

                  - information with respect to the candidate's independence, as defined under Nasdaq's listing standards for independent directors in general and with respect to Audit Committee members,

                  - information with respect to other boards on which the candidate serves,

                  - information with respect to direct or indirect transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and

                  - any other information relating to the candidate that we would be required to disclose in our proxy statement if we were to solicit proxies for the election of the candidate as one of our directors or that is otherwise required under Securities and Exchange Commission rules, including the candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

         -    with respect to the shareholder giving the notice,

                  - the name and address of the shareholder as they appear on our stock transfer records, and

                  - the number of our common shares beneficially owned by the shareholder (and the period they have been held).

The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers.

CODE OF BUSINESS CONDUCT AND ETHICS

         We adopted a Code of Business Conduct and Ethics on December 12, 2003 that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

         - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

         - Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

         - Compliance with applicable governmental laws, rules and regulations;

         - The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

         -        Accountability for adherence to the code.

         This Code of Business Conduct and Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended November 30, 2003 as Exhibit 14.1. We have also posted it on our Web site at http://www.somanetics.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy of our

Code of Business Conduct and Ethics should be made to our Secretary at Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our Web site at http://www.somanetics.com within five business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

         Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 1653 East Maple Road, Troy, Michigan 48083-4208, or by e-mail to directors01@somanetics.com. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

         We encourage all of our directors to attend the annual meeting of shareholders, if possible. All five of our continuing directors attended the 2003 annual meeting of shareholders.

EXECUTIVE COMPENSATION

 Summary Compensation Table

         The following table sets forth information for each of the fiscal years ended November 30, 2003, 2002 and 2001 concerning compensation of (1) all individuals serving as our Chief Executive Officer during the fiscal year ended November 30, 2003, and (2) our four most highly-compensated other executive officers in fiscal 2003 who were serving as executive officers as of November 30, 2003 and whose total annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                                                COMPENSATION
                                                                   AWARDS
                                                                ------------
                                         ANNUAL COMPENSATION     SECURITIES      ALL OTHER
                                         --------------------    UNDERLYING    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)    OPTIONS(#)       ($) (2)
  ---------------------------     ----   ---------   --------   ------------   ------------
Bruce J. Barrett, President....   2003     225,500    103,253      132,000            3,174
    and Chief Executive Officer   2002     164,750          0      100,000              -0-
                                  2001     177,339          0      218,000              -0-

Richard S. Scheuing, Vice......   2003     111,100     19,002       56,000              -0-
    President, Research and       2002     110,000          0       10,000              -0-
    Development                   2001     110,000          0       34,000              -0-

Dominic J. Spadafore, Vice.....   2003     130,866     64,553       36,000            1,578
    President of Sales and        2002      43,333     23,333      100,000              -0-
    Marketing (1)

Mary Ann Victor, Vice President   2003     106,400     29,005       56,000              897
    of Communications and         2002      95,875          0       60,000              -0-
    Administration and Secretary  2001      80,892          0       41,400              -0-

Pamela A. Winters, Vice........   2003     111,100     26,562       50,000              948
    President of Operations       2002     100,625          0       60,000              -0-
                                  2001      85,000          0       42,000              -0-

-----------------
(1) Mr. Spadafore became one of our executive officers on August 1, 2002. The Compensation shown in the table for fiscal 2002 is compensation paid to him in all capacities in fiscal 2002.

(2) Amounts for 2003 include $3,174, $1,578, $897 and $948 in premiums paid for additional disability insurance for Messrs. Barrett and Spadafore, Ms. Victor and Ms. Winters.

 Option Grants Table

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended November 30, 2003 to each of our executive officers named in the Summary Compensation Table above:

                        OPTION GRANTS IN LAST FISCAL YEAR



                               INDIVIDUAL GRANTS
-------------------------------------------------------------------------------         POTENTIAL
                                               % OF                                REALIZABLE VALUE AT
                                               TOTAL                                 ASSUMED ANNUAL
                               NUMBER OF      OPTIONS                             RATES OF STOCK PRICE
                              SECURITIES     GRANTED TO                               APPRECIATION
                              UNDERLYING     EMPLOYEES    EXERCISE                   FOR OPTION TERM
                                OPTIONS      IN FISCAL     PRICE     EXPIRATION   --------------------
           NAME               GRANTED (#)      YEAR        ($/SH)       DATE       5% ($)      10% ($)
           ----               -----------   -----------   --------   ----------   -------      -------
Bruce J. Barrett...........   132,000 (1)      29.1       $   3.89    8/12/13     322,925      818,355

Richard S. Scheuing........    56,000 (1)      12.3       $   3.89    8/12/13     136,998      347,181

Dominic J. Spadafore.......    36,000 (1)       7.9       $   3.89    8/12/13      88,070      223,188

Mary Ann Victor............    56,000 (1)      12.3       $   3.89    8/12/13     136,998      347,181

Pamela A. Winters..........    50,000 (1)      11.0       $   3.89    8/12/13     122,320      309,983

-------------------
(1) The options listed in the table were incentive stock options granted to Messrs. Barrett, Scheuing and Spadafore, Ms. Victor and Ms. Winters in fiscal 2003 under our 1997 Stock Option Plan (except for 54,880 nonqualified stock options granted to Mr. Barrett), exercisable at the then current fair market value of the underlying common shares. Each of these options is exercisable in one-third cumulative annual increments beginning August 13, 2004. Each option also becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company. For the nonqualified stock options granted to Mr. Barrett, the portion of these options that is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause.

         If, upon exercise of any of the options described above, we must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to us or we will appropriately reduce the number of common shares we deliver to the optionee to reimburse us for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

 Aggregated Option Exercises and Fiscal Year-End Option Value Table

         The following table sets forth information concerning each exercise of stock options during the fiscal year ended November 30, 2003 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by them as of November 30, 2003:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                            SHARES                       OPTIONS AT FY-END (#)               AT FY-END ($)
                         ACQUIRED ON       VALUE       ---------------------------   ---------------------------
        NAME             EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----             ------------   ------------   -----------   -------------   -----------   -------------
Bruce J. Barrett......        0              0           732,866        215,334       2,610,413       940,930
Richard S. Scheuing...        0              0           136,175         66,000         509,307       272,046
Dominic J. Spadafore..        0              0            33,333        102,667         183,998       509,482
Mary Ann Victor.......        0              0           112,400        101,000         503,668       444,130
Pamela A. Winters.....        0              0           149,950         96,000         592,065       426,400

"Value Realized" represents the fair value of the underlying securities on the exercise date minus the aggregate exercise price of the options.

 Compensation of Directors

         We refer to our directors who are not our officers or employees as Outside Directors. Our Outside Directors receive $1,000 for each Board meeting attended in person, $250 for each telephonic Board meeting attended, and $250 for each Board committee meeting attended on a date other than the date of a Board meeting. We also reimburse Outside Directors for their reasonable expenses of attending Board and Board committee meetings. In addition, our Board of Directors has determined to grant Outside Directors who continue to serve as our directors after each annual meeting of shareholders, 10-year options to purchase 3,500 common shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the common shares on the date of grant.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Bruce J. Barrett. As of May 13, 1994, we entered into an employment agreement with Bruce J. Barrett, pursuant to which, as amended, he is employed as President and Chief Executive Officer, or in such other position as the Board of Directors determines, for a period ending April 30, 2006. Mr. Barrett's annual salary is currently $234,507, which may be increased by the Board of Directors. Mr. Barrett is also entitled to participate in any bonus plan established by the Compensation Committee of the Board of Directors. We adopted a bonus plan for fiscal 2003 and for fiscal 2004 that covers officers. Mr. Barrett is entitled to various fringe benefits under the agreement, including 12 months of compensation and six months of benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. Mr. Barrett has agreed not to compete with us during specified periods following the termination of his employment.

         Richard S. Scheuing. As of January 11, 2002, we entered into a three-year agreement with Richard S. Scheuing, pursuant to which he is entitled to a bonus equal to six months of salary if he stays employed with our successor after a change in control for at least three months or if, during that period, the successor terminates his employment without cause or he quits for good reason. Mr. Scheuing's current annual salary is $113,300, which may be increased by the Board of Directors. Mr. Scheuing has agreed not to compete with us and not to solicit our employees during specified periods following the termination of his employment, and he has agreed to various confidentiality obligations.

         Dominic J. Spadafore. As of August 1, 2002, we entered into an employment agreement with Dominic J. Spadafore, pursuant to which he is employed as Vice President of Sales and Marketing, or in such other position as the Board of Directors determines, for a period ending upon his death, termination by us upon his disability or with or without cause or termination by Mr. Spadafore. Mr. Spadafore's annual salary is currently $132,600, which may be increased by the Board of Directors. Mr. Spadafore is also entitled to participate in incentive plans, and during the first year of his employment, he was entitled to receive minimum incentive compensation of $70,000 payable monthly in arrears. Mr. Spadafore also received an option to purchase 100,000 common shares as an inducement essential to his entering into the employment agreement.

         Mr. Spadafore is entitled to various fringe benefits under the agreement. If, during the first two years of his employment, we terminate Mr. Spadafore's employment under the agreement without cause (as defined in the agreement), he is entitled to 12 months of his salary, unless the termination is in connection with a change in control (as defined in the agreement) and (1) the successor is bound by and performs the employment agreement, (2) the successor offers Mr. Spadafore employment on the same terms and conditions without any substantial decrease in salary without his consent, or (3) Mr. Spadafore accepts employment with the successor. If, after the first two years of his employment, we terminate (or our successor terminates) Mr. Spadafore's employment under the agreement without cause within 90 days before, or one year after, a change in control, he is entitled to 12 months of his salary, unless (1) the successor is bound by and performs the employment agreement, (2) the successor offers Mr. Spadafore employment on the same terms and conditions without any substantial decrease in salary without his consent, or (3) Mr. Spadafore accepts employment with the successor. Mr. Spadafore has agreed not to compete with us and not to solicit our employees during specified periods following the termination of his employment, and he has agreed to various confidentiality obligations.

         Stock Option Terms. All options granted under our stock option plans through February 2, 2004, that are not already 100% exercisable immediately, including options granted to Messrs. Barrett, Scheuing and Spadafore, Ms. Victor and Ms. Winters, become 100% exercisable immediately ten days before or upon specified changes in control of the Company.

 Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended November 30, 2003, James I. Ausman, M.D., Ph.D., H. Raymond Wallace (until April 10, 2003), and, beginning April 10, 2003, Daniel S. Follis (Chairman) and Robert R. Henry, served as the members of our Compensation Committee. None of the members of our Compensation Committee was, during the fiscal year ended November 30, 2003, one of our officers or employees, or one of our former officers, except that Mr. Wallace became our non-salaried Chairman of the Board on January 27, 1995 and became a non-officer Chairman of the Board effective April 6, 1995. None of the committee members had any relationship with us requiring disclosure by us pursuant to Securities and Exchange Commission rules regarding disclosure of related-party transactions.

EQUITY COMPENSATION PLAN INFORMATION

         The following information is provided as of November 30, 2003 with respect to compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance:

                                                                                        (c)
                                                                                Number of securities
                                       (a)                      (b)            remaining available for
                              Number of securities to    Weighted-average       future issuance under
                              be issued upon exercise    exercise price of    equity compensation plans
                              of outstanding options,   outstanding options    (excluding securities
       Plan category            warrants and rights     warrants and rights   reflected in column (a))
    ------------------        -----------------------   --------------------  -------------------------
Equity compensation
   plans approved by
   security holders (1)....          4,972,508                $  3.39                  117,541

Equity compensation
   plans not approved by
   security holders (2)....            336,311                $  5.71                        0
                                     ---------                                         -------
Total......................          5,308,819                                         117,541
                                     =========                                         =======

--------------------
(1) These plans consist of: (a) the 1991 Incentive Stock Option Plan, which terminated in 2001 except for the options granted before that date, (b) the 1993 Director Stock Option Plan, terminated in 1998, except for the options granted before that date, (c) the Somanetics Corporation 1997 Stock Option Plan, (d) the remaining warrants held by Kingsbridge Capital Limited to purchase an aggregate of 105,097 common shares at $4.25 a share, after 100,000 warrants were exercised in fiscal 2003; such warrants were originally granted in connection with the March 6, 2000 Private Equity Line Agreement, and (e) the Warrants granted to CorRestore LLC and its agent Wolfe & Company to purchase an aggregate of 2,500,000 common shares at $3.00 a share in connection with the June 2, 2000 CorRestore License Agreement.

(2) These plans consist of: (a) non-qualified options to purchase 236,311 common shares granted to 16 of our directors, officers, employees and advisors, including five current executive officers, two former executive officers and one current director, granted independent of our stock option plans (including one option granted in fiscal 2002 to purchase 100,000 common shares as an inducement essential to an new executive officer entering into an employment agreement with
us), and (b) warrants to purchase an aggregate of 100,000 common shares at $5.10 a share through January 11, 2007 granted to Brean Murray & Co., Inc. in connection with our public offering of common shares that closed in January 2002. The options and warrants are subject to anti-dilution adjustments. Brean Murray & Co., Inc. has demand and piggyback registration rights with respect to its warrants to purchase 100,000 common shares.

         The options granted independent of our stock option plans were granted on May 16, 1994, July 21, 1994, December 22, 1995, January 5, 1996, April 24,
1997 and August 1, 2002. All of the options have vested, except for an option to purchase 100,000 common shares granted on August 1, 2002, which vests in one-third cumulative annual installments beginning August 1, 2003, and also 100% immediately 10 business days before or upon specified changes in control of us. Options granted to four current and former officers and vested at the time of termination of employment, continue to be exercisable until the original termination date notwithstanding such termination, unless such termination is for cause, in which case such options expire at the date of such termination. Other options expire at the date of termination of employment, unless extended in the discretion of the Compensation Committee of our Board of Directors.

         The non-plan options expire 10 years after they were granted, except for two options to purchase 21,500 common shares granted on December 22, 1995, which expire March 13, 2005. The exercise prices of these options, which were at least the fair market value of the underlying common shares on the date of grant, range from $2.30 to $13.125. At the time these options are exercised, the optionee must pay the full option price for all shares purchased:

         -    in cash, or

         - with the consent of the Compensation Committee or the Board of Directors, in its discretion, and to the extent permitted by applicable law,

                  -    in common shares,

                  - by a promissory note payable to the order of us that is acceptable to the Compensation Committee or the Board of Directors,

                  - by a cash down payment and a promissory note for the unpaid balance,

                  - subject to any conditions established by the Compensation Committee or the Board of Directors, by having us retain from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price,

                  - by delivery to us of written notice of the exercise, in such form as the Compensation Committee or the Board of Directors may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to us full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of the shares or loan against them,

                  - in such other manner as the Compensation Committee or the Board of Directors determines is appropriate, in its discretion.

         Specified consolidations, mergers, transfers of substantially all of our properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of common shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, their common shares, are each referred to as a "Transaction." If we engage in a Transaction, then each holder of a non-plan option after consummation of the Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the holder would have received in the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

         In addition, in connection with a Transaction, the Compensation Committee or the Board of Directors, acting in its discretion without the consent of any holder of any non-plan option and regardless of any other provision of the option, may:

         - permit such options to be exercised in full for a limited period of time, after which all unexercised options and all rights of holders of such options would terminate,

         - permit such options to be exercised in full for their then remaining terms, or

         - require all such options to be surrendered to us for cancellation and payment to each holder in cash of the excess of the fair market value of the underlying common shares as of the date the Transaction is effective over the exercise price, less any applicable withholding taxes.

The Compensation Committee or the Board of Directors may not select an alternative for a holder that would result in his or her liability under Section 16(b) of the Exchange Act, without the holder's consent. If all of the alternatives have such a result, the Compensation Committee or Board of Directors will take action to put the holder in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by the holder under Section 16(b) of the Exchange Act. With the consent of each holder, the Compensation Committee or Board of Directors may make such provision with respect to any Transaction as it deems appropriate.

         The options may not be transferred other than by will or by the laws of descent and distribution, and during the optionee's lifetime, the option is exercisable only by the optionee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to us during or with respect to fiscal 2003, or written representations that no Forms 5 were required, we believe that during the fiscal year ended November 30, 2003 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with, except that each of our outside directors in 2003, James I. Ausman, M.D., Ph.D., Daniel S. Follis, Robert R. Henry, A. Brean Murray and Joe
B. Wolfe, inadvertently filed one Form 4, reporting one option grant, two or three days late.

                                II. OTHER MATTERS

ANNUAL REPORT

         A COPY OF OUR ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003 ACCOMPANIES THIS PROXY STATEMENT. WE FILE AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. WE WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003 (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). ALL SUCH REQUESTS SHOULD BE DIRECTED TO SOMANETICS CORPORATION, 1653 EAST MAPLE ROAD, TROY, MICHIGAN 48083-4208, ATTENTION: INVESTOR RELATIONS DEPARTMENT.

INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP are our independent accountants and have reported on the financial statements in our 2003 Annual Report to Shareholders, which accompanies this proxy statement. Our independent accountants are appointed by the Audit Committee of our Board of Directors. We will not select our independent accountants for the fiscal year ending November 30, 2004 until later in our fiscal year.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if she desires to do so. The representative will also be available to respond to appropriate questions.

         The following table presents aggregate fees billed for each of the years ended November 30, 2003 and 2002 for professional services rendered by Deloitte & Touche LLP in the following categories:

                                                                   Fiscal Year Ended
                                                                      November 30,
                                                                 ---------------------
                                                                   2003         2002
                                                                 --------     --------
Audit Fees (1)................................................   $ 57,000     $ 94,550
Audit-Related Fees............................................   $      0     $      0
Tax Fees (2)..................................................   $ 45,000     $ 43,550
All Other Fees................................................   $      0     $      0

-----------------
(1) Consists of fees for the audit of our annual financial statements, review of financial statements included in our Form 10-Qs, services provided in connection with our Registration Statements on Form S-8 in connection with increases in authorized shares under the 1997 Plan in fiscal 2002 and fiscal 2003, and, in fiscal 2002, services provided in connection with our Registration Statement on Form S-1 in connection with our January 2002 public offering of common shares.

(2)      Consists of tax return preparation fees.

         In accordance with Section 10A(i) of the Exchange Act, before Deloitte & Touche LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at our 2005 Annual Meeting of Shareholders must be received by our Secretary at our offices, 1653 East Maple Road, Troy, Michigan 48083-4208, no later than October 16, 2004 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

         We must receive notice of any proposals of shareholders that are intended to be presented at our 2005 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting, no later than December 30, 2004 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

         Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and none of us has any present knowledge that other matters will be presented for action at the annual meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented by the proxy in accordance with their best judgment.

                                          By order of the Board of Directors
                                          Bruce J. Barrett
                                          President and Chief Executive Officer

Troy, Michigan
February 13, 2004

[SOMANETICS LOGO]

                                    APPENDIX

                             AUDIT COMMITTEE CHARTER

         The Audit Committee of Somanetics Corporation shall review and reassess the adequacy of this Charter annually, and the Board of Directors shall adopt this Charter and any changes to it.

ROLE AND MEMBERSHIP

         The purpose of the Audit Committee of the Board of Directors is to oversee the accounting and financial reporting processes of the corporation and the audits of the financial statements of the corporation and to perform such other duties as directed by the Board.

         The membership of the Committee shall consist of at least three directors, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         Each member (1) shall be free of any relationship, which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, (2) shall meet the definition of "Independent Director" as set forth in the Marketplace Rules of The Nasdaq Stock Market, (3) shall meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exceptions provided in Rule 10A-3(c)), and (4) shall not have participated in the preparation of the financial statements of the corporation or any current subsidiary of the corporation at any time during the past three years.

         The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention. Subject to the exemptions provided in Rule 10A-3(c), the Audit Committee has the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties. Subject to the exemptions provided in Rule 10A-3(c), the corporation will provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, (2) compensation to any advisers employed by the Audit Committee under the previous sentence, and (3) ordinary administrative expenses of the audit Committee that are necessary or appropriate in carrying out its duties.

         Committee members shall be appointed by the Board and shall serve at the pleasure of the Board. The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for presiding over the meetings and reporting to the

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Board of Directors. The chairperson will also maintain regular liaison with the
Chief Executive Officer, the Vice President of Finance and the lead independent audit partner.

RESPONSIBILITIES

The Audit Committee's primary responsibilities include:

         - In its capacity as a committee of the Board of Directors, being directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the corporation, and each such registered public accounting firm must report directly to the Audit Committee (all subject to the exemptions provided in Rule 10A-3(c)).

         - Ensuring that (pursuant to, and subject to the exceptions contained in, Section 10A(i) of the Exchange Act) before the independent accountant is engaged by the corporation to render audit or non-audit services, the engagement is approved by the Audit Committee or the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee pursuant to Regulation S-X, Item 2-01(c)(7)(i). The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant pre-approvals required by this paragraph. The decisions of any member to whom authority is delegated under this paragraph to pre-approve any activity under this paragraph shall be presented to the full Audit Committee at each of its scheduled meetings.

         - Ensuring that the Audit Committee receives from the independent accountants a formal written statement (including the written disclosures and the letter) delineating all relationships between the independent accountants and the corporation, consistent with Independence Standards Board Standard No. 1, actively engaging in dialogue with the independent accountants with respect to the independent accountants' independence and any disclosed relationships or services that may impact the objectivity and independence of the independent accountants, and taking, or recommending that the full board take, appropriate action to oversee the independence of the independent accountants.

         - Overseeing the independent accountants relationship by discussing with the independent accountants the nature, scope and rigor of the audit process, receiving and reviewing audit and other reports from the independent accountants, and providing the independent accountants full access to the committee (and the board) to report on any and all appropriate matters.

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              Such reports shall include any reports from the independent accountants concerning (1) all critical accounting policies and practices to be used, (2) all significant or material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and (3) other material written communications between the independent accountant and the management of the issuer, such as any management letter or schedule of unadjusted differences.

         - Reviewing and discussing the audited financial statements with management and the independent accountants.

         - Discussing with the independent accountants and management the matters required to be discussed by SAS 61, as it may be modified or supplemented. These discussions should include the independent accountant's judgments about the quality of the corporation's accounting principles, applications and practices as applied in its financial reporting, including such matters as the consistency of application of the corporation's accounting policies, the clarity, consistency and completeness of the corporation's accounting information contained in the financial statements and related disclosures, and items that have a significant impact on the representational faithfulness, verifiability, neutrality and consistency of the accounting information included in the financial statements. Examples of items that may have such an impact are (1) selection of new, or changes to, accounting policies, (2) estimates, judgments and uncertainties, (3) unusual transactions, (4) accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded, (5) significant adjustments, and (6) disagreements with management.

         - Based on the review and discussions described above, recommending to the Board whether the audited financial statements should be included in the corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

         - Reviewing with management and the independent accountants the quarterly financial information prior to the corporation's filing of Form 10-Q. This review may be performed by the committee or its chairperson.

         - Discussing with management and the independent accountants the quality and adequacy of the corporation's internal controls.

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         -    Establishing procedures for (1) the receipt, retention, and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters, and
              (2) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters (subject to the exemptions provided in Rule 10A-3(c)).

         - Conducting an appropriate review of all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404 for potential conflict of interest situations on an ongoing basis and approving all such transactions.

         - Discussing with management the status of pending litigation as it pertains to the financial statements and disclosure, and other areas of oversight as the Committee deems appropriate.

         - Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

Revised: January 13, 2004

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                                    APPENDIX

                             SOMANETICS CORPORATION

                          NOMINATING COMMITTEE CHARTER

PURPOSE

The Nominating Committee is appointed by the Board of Directors to:

     -    Identify individuals to become Board members.

     - Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

COMMITTEE MEMBERSHIP

The Committee will be composed entirely of directors who satisfy the definition of "independent director" under the listing standards of The Nasdaq Stock Market. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, to the extent it deems necessary or appropriate will (1) identify individuals to become Board members, and (2) select or recommend for the Board's selection, director nominations to be presented for shareholder approval at the annual meeting and to fill any vacancies.

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.

The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

                             SOMANETICS CORPORATION

                                      PROXY

    BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING MARCH 31, 2004. THIS PROXY IS
     SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOMANETICS CORPORATION

         The undersigned hereby appoints Bruce J. Barrett and Mary Ann Victor, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the common shares, par value $0.01 per share, of the undersigned in Somanetics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 31, 2004, and at any and all adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.       Election of Director

                                       NOMINEE

[ ]      FOR THE NOMINEE               Bruce J. Barrett

[ ]      WITHHOLD AUTHORITY
         FOR THE NOMINEE

To change the address on your account, please check the box at right     [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder: _______________________    Date: _____________________

2. In their discretion with respect to any other matters that may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NAMED IN PROPOSAL 1 IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Shareholder: _______________________    Date: _____________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.